Semiannual Report


INTERNATIONAL
DISCOVERY
FUND

---------------
April 30, 1997
---------------




[LOGO OF T. ROWE PRICE APPEARS HERE]

   REPORT HIGHLIGHTS
   ----------------------------------------------------------------------------
 . Smaller foreign companies turned in mixed performances over the last six months, although overall returns were lackluster.

 . Latin American markets performed best, led by Brazil. Returns in Europe continued to be robust, but Asian markets lagged again, dragged down by Japan and Malaysia.

 . The International Discovery Fund posted a small gain of 3.15% for the six months ended April 30, ahead of its benchmark, helped by relatively more exposure to Brazil and less to Japan.

 . We believe that steady, sustainable economic growth and low inflation should support small-company earnings growth, leading to better performance later this year.

FELLOW SHAREHOLDERS


Smaller foreign companies once again turned in mixed performances over the last six months. On an overall basis, foreign stocks were lackluster, with the Morgan Stanley EAFE Index posting a small gain. Your fund produced a modest return, although somewhat better than its benchmark.


                  The stock markets of Latin America performed best, led by strong gains in Brazil and Mexico. European markets were again robust, paced by the Netherlands, Norway, and the U.K. Asian markets remained lackluster, with particularly weak results in Japan, Malaysia, and Thailand. The dollar rose against the yen and most European currencies, dampening returns to U.S. investors.



        -----------------------
        PERFORMANCE COMPARISON
        --------------------------------------------------------
        Periods Ended 4/30/97          6 Months     12 Months
        --------------------------------------------------------
        International Discovery Fund     3.15%        1.49%
        --------------------------------------------------------
        MSCI EAFE Index                  1.72       - 0.60

                  The International Discovery Fund produced a small gain for the six-month period ended April 30, ahead of the EAFE benchmark, as shown in the table. The fund was helped by its relatively lower exposure to Japan and higher stake in Brazil. In Europe, our overweighting in the strong Norwegian market was tempered by our underweightings in the robust markets of Germany and Switzerland. For the 12-month period, the fund also posted a small gain while the broad foreign market was flat.

                  In addition to favorable country allocations, our stock selections helped fund performance as our smaller growth stocks in Hong Kong and Malaysia posted good results despite poor showings by those markets.



       MARKET REVIEW


                  Europe

                  We continued to restructure the U.K. weighting in your portfolio, ending at 16% of assets as of April 30. We sold shares in companies where the earnings outlook is uncertain, such as technology outfit Videologic, as well as others that had become fully valued, such as auto parts supplier Transtec. We visited most of our U.K. companies early in 1997 to gauge their vulnerability to the strengthening pound, which can hurt exports by making U.K. goods and services more expensive for foreign buyers. Overall, we do not believe the appreciating currency will darken the favorable long-term prospects of these companies. Furthermore, we expect no change to economic policy by the incoming Labour Government.

                  We also embarked on road trips to Germany and Switzerland. We sold some German cyclicals after their share prices recovered, including auto parts supplier Kolbenschmidt and machine tool producer Pittler. Our Swiss visits uncovered new buying opportunities. After years of subpar performance, new management at Swisslog, a computer service company, is improving profit margins and considering ways of returning excess capital to shareholders. We believe these factors are not yet recognized by the market. Disetronic Holdings, a Swiss medical company involved in infusion pumps for diabetes, is poised for sustained earnings growth of 25% to 35% a year, in our view, enhancing its prospects for stock price appreciation. Together, Germany and Switzerland account for 7% of fund assets.

      --------------------
      MARKET PERFORMANCE
      ----------------------------------------------------------------

      Six Months               Local      Local Currency       U.S.
      Ended 4/30/97         Currency    vs. U.S. Dollars    Dollars
      ----------------------------------------------------------------
      Brazil                   43.30%            - 3.39%    38.45%
      ----------------------------------------------------------------

      France                   23.74            - 12.48      8.30
      ................................................................

      Germany                  28.30            - 12.62     12.11
      ................................................................

      Hong Kong               - 0.04             - 0.18    - 0.22
      ................................................................

      Indonesia                12.47             - 4.18      7.77
      ................................................................

      Italy                    25.88            - 11.42     11.50
      ................................................................

      Japan                   - 3.19            - 10.38   - 13.23
      ................................................................

      Malaysia                - 7.02               0.66    - 6.41
      ................................................................

      Mexico                   16.85               0.25     17.13
      ................................................................

      Netherlands              31.15            - 12.95     14.17
      ................................................................

      Norway                   25.56            - 10.47     12.42
      ................................................................

      Sweden                   26.05            - 16.33      5.47
      ................................................................

      United Kingdom           13.06             - 0.36     12.66
      ................................................................


      Source: FAME Information Services, Inc.; using MSCI indices.




                  In Italy, we sold positions in Danieli, a minimill steel producer, and Saes Getter, the world leader in components used to purify gases. Both suffer from low visibility due to the reticence of management. We bought luxury shoemaker Gucci Group because we believed its robust earnings growth rate was not reflected in its valuation.


                  Southeast Asia

                  The Hong Kong market suffered a disappointing six months, reversing the euphoria of late 1996. The surge in real estate prices, up an average of 20% so far in 1997, compelled the government to take steps to dampen speculative activities and sharply increase land supply over the next few years. These preemptive moves, combined with Hong Kong's sensitivity to rising U.S. interest rates via its dollar-linked currency, led to a sharp correction in real estate stocks. While the banking sector has enjoyed strong demand for mortgages and has been reporting record profits, rising U.S. interest rates increased concerns about profitability in coming months, leading to selling pressure in bank stocks. Your fund holds a 5% position in Hong Kong.

[PIE CHART APPEARS HERE]


---------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                         Based on net assets as of 4/30/97.
Latin America                               5%
Japan                                      13%
Europe                                     47%
Far East                                   22%
Other and Reserves                         13%


                  Among the Chinese stocks in the portfolio, we took profits in Guangshen Railway due to the threat of increased competition from bus operators, redeploying the proceeds in Shenzen Expressway, which operates the toll road linking Hong Kong with southern China. The Taiwanese market was outstanding. As interest rates fell, local investors shifted savings into the stock market. Their principal focus has been the technology sector, where Taiwanese companies are gaining significant business outsourced from U.S. technology companies. Fund holdings in Inventec and Clevo, both notebook computer producers for clients such as Compaq, performed well. Our exposure here rose to 3% of assets.

                  Australia and New Zealand were lackluster as the dollar-denominated local bond markets deteriorated, significantly increasing the yield advantage of these bonds over their U.S. counterparts and drawing investor interest away from stocks. Meanwhile, the strength of the local currencies hampered export growth. Smaller companies fared little better, although we initiated a position in Australia in Skilled Engineering, which specializes in the outsourcing of personnel and temporary labor at a time when Australian companies are scaling back operations. In New Zealand, we eliminated our position in CDL Hotels because the strong New Zealand dollar is crimping tourism.

                  The Indonesian market continued to be plagued by the rapid growth of credit and poor lending controls of the last few years, which are beginning to take their toll on bank stocks. The upcoming elections to the assembly, coupled with the spillover effect of the U.S. Federal Reserve's tighter stance on monetary policy, should lead to continued volatility in this market. We used periods of market strength to reduce our exposure to Indonesia over the last six months.

                  After months of unrelenting increases in lending to real estate and stock market speculators, which contributed to a sharp correction in stocks in April, Malaysia's central bank took steps to curb such excesses. We added two strong domestic companies to the portfolio: Berjaya Group (gaming, retail, insurance) and Malaysian Assurance Alliance (one of the largest indigenous life insurers). These moves helped raise our country weighting to 4%. Although our investments are concentrated in solid domestic companies in infrastructure, life insurance, beverages, tobacco, and telecommunications, the correction knocked prices down considerably. However, valuations have become more attractive.


        ------------------------
        INDUSTRY DIVERSIFICATION
        ----------------------------------------------------------

                                        Percent of  Percent of
                                        Net Assets  Net Assets
                                          10/31/96     4/30/97
         ---------------------------------------------------------
         Services                             28.6%        26.5%
         .........................................................

         Capital Equipment                    21.0         23.1
         .........................................................

         Consumer Goods                       14.2         15.2
         .........................................................

         Finance                              15.7         14.4
         .........................................................

         Materials                             8.2          8.0
         .........................................................

         Energy                                3.3          3.8
         .........................................................

         All Other                             0.3          1.8
         .........................................................

         Multi-industry                        2.0          -
         .........................................................

         Reserves                              6.7          7.2
         ---------------------------------------------------------

         Total                               100.0%       100.0%


                  Japan

                  The miserable performance of Japan's equity markets, and of smaller companies in particular, continued into 1997. The economy, having rebounded from a long recession to become one of the fastest growing of the major industrialized countries, is clearly no longer the culprit. The blame goes to continued worries about the financial system, the increasing pace of deregulation, which is hurting the prospects of many domestic industries, and an overall environment of corporate earnings downgrades. The mood in the stock market is one of depression, with many domestic investors having apparently lost hope for a recovery.

WE CONTINUED TO MAINTAIN RELATIVELY LOW EXPOSURE TO JAPAN. . .

                  This environment was especially difficult for smaller companies. The areas that performed best over the last six months were exporters and a shrinking group of Japan's large, blue chip companies. Smaller companies, which derive virtually all of their earnings from the domestic economy, were shunned. Several earnings downgrades further darkened the picture. We continued to maintain relatively low exposure to Japan, just 13% of fund assets. Furthermore, our holdings are more attractively valued than other small Japanese stocks, recently trading at an average of 26 times current earnings versus 37 times earnings for the small-company section of the Tokyo Stock Exchange. Also, our holdings have healthier balance sheets. Although smaller companies have become much cheaper, continued deregulation and savage competition will make sustained earnings growth difficult.

                  We added to positions in pharmaceuticals, electronics, and precision instruments while reducing exposure to retailers. In pharmaceuticals, we bought Rohto Pharmaceutical, a maker of over-the-counter eye drops and indigestion medicines, and Toa Medical Electronics, a blood testing equipment manufacturer. Both companies were trading at around 23 times earnings. In electronics, we added to positions in Fuji Machine, which makes assembly machines for electronic components, and in Hirose Electric, a manufacturer of connectors for personal computers and telecommunication systems. In precision instruments, we added the recently listed Noritsu Koki, the world's largest maker of photo development equipment, ahead of Fuji Photo. The weakened yen boosted the company's overseas revenues.

                  Latin America

                  In Brazil, reform and privatization proved once again to be the driving themes, with the telecommunications and electricity sectors leading the way. Although the sharp deterioration in the trade balance may eventually force the government to take steps to slow the economy, the reformist drive is stronger in Brazil than anywhere else in the region, a trend we are convinced will raise the country's sustainable long-term growth potential. We added to regional telecommunications outfit Telecomunicacoes do Parana and eliminated our holding in food manufacturer Ceval. Our weighting in Brazil remained at 3%, our largest stake in Latin America.

                  The trade situation was the reverse in Mexico, where exporters continued to benefit from the currency devaluation and the economic recovery has not been constrained by pressure on the trade balance. Encouragingly, foreign direct investment in Mexico has remained robust throughout the peso crisis, and our forecasts are for another $10 billion in 1997. We see the economy entering a sound recovery into 1998 as the banking sector recapitalizes and real (inflation-adjusted) wages pick up from postdevaluation lows. We eliminated Pepsi bottler Emvasa, bringing our Mexican exposure to 1%.



       INVESTMENT OUTLOOK

                  Although the performance of smaller foreign companies has been mixed so far in 1997, we hope things will improve later in the year. The economic outlook worldwide remains favorable, characterized by moderate, sustainable growth with low inflation. This scenario supports good corporate profits growth abroad, which should be the principal driver of performance over the balance of the year. The economic outlook also includes relatively subdued interest rates, which should continue to support current equity valuations.

                  The weakness of smaller companies in Japan over the last year has discounted a lot of bad news, and we believe Japan's market may rise over the balance of the year. In other parts of the world, investment opportunities look selectively attractive among smaller companies in the established markets of Europe as well as the developing economies of Asia and Latin America.



                  Respectfully submitted,

                  /s/ Martin G. Wade

                  Martin G. Wade
                  President

                  May 20, 1997

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
----------------------------------------------------------------------------


WHY JAPAN REMAINS PIVOTAL TO INTERNATIONAL INVESTING

    The Japanese stock market has disappointed investors for most of this decade. Since Japanese stocks make up a significant portion of many diversified international portfolios (they represented 29% of the Morgan Stanley Europe Australasia Far East Index as of March 31), their troubles are a major reason why foreign stocks as a group have lagged behind their U.S. counterparts in recent years. For most of the 1990s, your fund maintained a relatively low exposure to Japanese stocks compared with the EAFE Index. As of April 30, 13% of assets were invested in Japan.

    Diversification Is Key

    Some experts think that after its long slide, the Japanese market is poised for a strong recovery. We believe the overall market is likely to provide moderate returns in coming years as the economy recovers from a protracted recession. More important, we firmly believe that investors should maintain exposure to Japanese stocks for several reasons:

    . The Japanese stock market offers excellent diversification away from the U.S. market. Over the 15 years through 1996, the two markets moved in the same direction only 7% of the time. Therefore, adding Japanese stocks to an all-U.S. portfolio can reduce risk by smoothing out a portfolio's overall volatility.

    . Though certainly not cheap by international standards, the valuations of Japanese stocks are becoming more reasonable. The overall market was recently trading at 40 times earnings, down from a high of more than 100 times earnings but still significantly above the U.S. level of about 18 times projected profits on the Standard & Poor's 500 Stock Index.

    . While some sectors of the Japanese economy, particularly the banks, still face enormous hurdles, the country is home to many internationally competitive companies trading at fair valuations. Given their global orientation, these companies are becoming increasingly committed to enhancing shareholder value, a concept that has proven successful in the U.S. but has been traditionally downplayed by Japanese corporations.

    . Japan's economy, second only to that of the U.S., has been in recession for more than five years and is now experiencing a moderate recovery. The country's gross domestic product grew at around 2.9% for the fiscal year ended in March, among the highest of the industrialized countries.

    . The Japanese economy is undergoing significant structural changes. Banks are increasingly aggressive in writing off their nonperforming loans. Over the next few years, the financial markets will be deregulated in Japan's "Big Bang." More companies are recognizing the importance of shareholder value. These changes should result in attractive potential investments.

    Your fund will continue to target the more attractive areas of the Japanese market. As of April 30, our holdings were concentrated in globally competitive and export-oriented industries, such as consumer and industrial electronics, that had benefited from the weak yen. Recently, we have bought some domestic-oriented companies at attractive prices. In sum, while Japanese stocks have had their problems and will continue to be volatile, we feel they provide effective diversification and will bolster the performance of international portfolios over the long haul.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

      TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                        4/30/97
      -------------------------------------------------------------------------

      JBA Holdings, United Kingdom                                         1.4%
      ..........................................................................
      Azkoyen, Spain                                                       1.1
      ..........................................................................
      Corporate Services Group, United Kingdom                             1.0
      ..........................................................................
      Prosegur Seguridad, Spain                                            1.0
      ..........................................................................
      Ashtead Group, United Kingdom                                        0.9
      --------------------------------------------------------------------------

      Ahrend Groep, Netherlands                                            0.9
      ..........................................................................
      Mayflower, United Kingdom                                            0.9
      ..........................................................................
      Tomra Systems, Norway                                                0.8
      ..........................................................................
      Blue Square, Israel                                                  0.8
      ..........................................................................
      CRT Group, United Kingdom                                            0.8
      --------------------------------------------------------------------------

      Serco Group, United Kingdom                                          0.8
      ..........................................................................
      Powerscreen International, United Kingdom                            0.8
      ..........................................................................
      Swisslog, Switzerland                                                0.8
      ..........................................................................
      Randstad Holdings, Netherlands                                       0.8
      ..........................................................................
      Devro International, United Kingdom                                  0.7
      --------------------------------------------------------------------------

      Sage Group, United Kingdom                                           0.7
      ..........................................................................
      Merkantildata, Norway                                                0.7
      ..........................................................................
      Time Engineering, Malaysia                                           0.7
      ..........................................................................
      Altran Technologies, France                                          0.6
      ..........................................................................
      Lukoil, Russia                                                       0.6
      --------------------------------------------------------------------------

      Cipe France, France                                                  0.6
      ..........................................................................
      Regal Hotel Group, United Kingdom                                    0.6
      ..........................................................................
      Securitas, Sweden                                                    0.6
      ..........................................................................
      Greggs, United Kingdom                                               0.6
      ..........................................................................
      Pizza Express, United Kingdom                                        0.6
      --------------------------------------------------------------------------

      Total                                                               19.8%

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

            This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


            INTERNATIONAL DISCOVERY FUND
            --------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                                         International
                                        MSCI EAFE          Discovery
                          Date           Index               Fund
                         12/30/88        10,000           10,000
                         4/89            10,128           10,810
                         4/90             8,827           13,524
                         4/91             9,243           14,225
                         4/92             8,487           14,106
                         4/93            10,359           14,672
                         4/94            12,114           18,615
                         4/95            12,827           16,081
                         4/96            14,333           18,772
                         4/97            14,248           19,053

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

            This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                                   Since   Inception
            Periods Ended 4/30/97                 1 Year   3 Years   5 Years   Inception        Date
            -------------------------------------------------------------------------------------------
            International Discovery Fund           1.49%     0.78%     6.20%      8.05%     12/30/88
            ...........................................................................................

         Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                              6 Months           Year                                  Ten Months++         Year
                                 Ended          Ended                                      Ended           Ended
                               4/30/97       10/31/96        10/31/95      10/31/94     10/31/93        12/31/92       12/31/91

NET ASSET VALUE
Beginning of period         $    15.97     $    14.43      $    17.63   $     16.16   $    11.68       $   12.99     $    11.75
                            .......................................................................................................

Investment activities
  Net investment income           0.01           0.07            0.10          0.04         0.07*           0.13*          0.13*
  Net realized and
  unrealized gain (loss)          0.49           1.59           (2.38)         1.52         4.41           (1.31)          1.24
                            .......................................................................................................

  Total from
  investment activities           0.50           1.66           (2.28)         1.56         4.48           (1.18)          1.37
                            .......................................................................................................

Distributions
  Net investment income          (0.07)         (0.10)          (0.06)        (0.07)         --            (0.13)         (0.13)
  Net realized gain              (0.06)         (0.02)          (0.87)        (0.02)         --               --             --
                            .......................................................................................................

  Total distributions            (0.13)         (0.12)          (0.93)        (0.09)         --            (0.13)         (0.13)
                            .......................................................................................................
Redemption fees added
  to paid-in-capital                --             --            0.01            --          --               --             --


NET ASSET VALUE

End of period               $    16.34     $    15.97      $    14.43   $     17.63   $   16.16        $   11.68     $    12.99
                            -------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return                      3.15%         11.60%        (13.06)%         9.67%      38.36%*        (9.08)%*        11.69%*
 ...................................................................................................................................
Ratio of expenses to
average net assets                1.40%+         1.45%           1.50%         1.50%       1.50%+*         1.50%*         1.50%*
 ...................................................................................................................................
Ratio of net investment
income to average
net assets                        0.04%+         0.40%           0.55%         0.38%       0.81%+*         1.07%*         1.03%*
 ...................................................................................................................................
Portfolio turnover rate           64.7%+         52.0%           43.5%         57.4%       71.8%+          38.0%          56.3%
 ...................................................................................................................................
Average commission
rate paid                      $ 0.0004      $ 0.0013         $     --      $     --     $     --       $     --       $     --
 ...................................................................................................................................
Net assets, end of period
(in thousands)                 $299,811      $325,639         $325,374      $503,442     $329,001       $166,362       $166,819
 ...................................................................................................................................


* Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through 12/31/93.
+  Annualized.
++ The funds fiscal year-end was changed to 10/31.


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1997


STATEMENT OF NET ASSETS                                    Shares/Par           Value
---------------------------------------------------------------------------------------
                                                                         In thousands
       ARGENTINA  0.2%

       Common Stocks  0.2%

       Enron Global Power & Pipeline (USD)                     20,878    $        616
       ................................................................................
       Total Argentina (Cost $537)                                                616
                                                                         ..............

       AUSTRALIA  2.9%

       Common Stocks and Rights  2.9%

       AAPC Limited                                           187,030             114
       ................................................................................
       Acacia Resources *                                     395,000             588
       ................................................................................
       BRL Hardy                                              291,006             813
       ................................................................................
       ERG Limited                                            537,238             704
       ................................................................................
       Energy Equity                                          888,000             873
       ................................................................................
       Harvey Norman Holdings                                  36,531             194
       ................................................................................
       Henry Walker Group                                     273,767             508
       ................................................................................
       Norvet *                                               386,000             346
       ................................................................................
       Novus Petroleum                                        472,877           1,475
       ................................................................................
       Skilled Engineering                                    314,000             624
       ................................................................................
       Southern Star Group *                                  422,000             560
       ................................................................................
       St. George Bank                                         76,970             473
       ................................................................................
       Stanilite Pacific *                                    209,476              --
       ................................................................................
       Tyndall Australia                                      719,116           1,110
       ................................................................................
       Tyndall Australia, Rights, 5/8/97 *                     71,911              25
       ................................................................................
       Walker                                                 491,000             352
       ................................................................................
       Total Australia (Cost $8,543)                                            8,759
                                                                         ..............

       BELGIUM  0.3%

       Common Stocks  0.3%

       Barco                                                    4,960             845
       ................................................................................
       Total Belgium (Cost $663)                                                  845
                                                                         ..............

       BRAZIL  2.7%

       Common Stocks  0.6%

       Cia Paranaense de Energia Copel                     58,982,000             909
       ................................................................................
       Cia Paulista de Forca e Luz                          2,353,000             365
       ................................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands

       Companhia de Electricidade do Estado de Rio de Janeiro *        757,237,000    $        477
       .............................................................................................
       Telecomunicacoes de Minas Gerais *                                  149,683              21
       .............................................................................................
                                                                                             1,772
                                                                                      ..............
       Preferred Stocks  2.1%

       Banco Nacional *                                                 45,992,000              --
       .............................................................................................
       Centrais Electricas de Santa Catarina *                             391,500             552
       .............................................................................................
       Cia Brasileira de Petroleo Ipiranga                              16,099,000             251
       .............................................................................................
       Cia Energetica Minas Gerais ADR,
           Sponsored, Nonvoting (USD) *                                     11,130             505
       .............................................................................................
       Cia Paulista de Forca e Luz                                          23,796               3
       .............................................................................................
       Dixie Toga                                                           42,430              32
       .............................................................................................
       Electricidade de Sao Paulo *                                      3,058,000             614
       .............................................................................................
       Globex Utilidades                                                    22,000             393
       .............................................................................................
       Lojas Renner                                                      6,534,220             393
       .............................................................................................
       Multibras Eletrodomesticos                                          334,000             396
       .............................................................................................
       Pao de Acucar GDS (USD)                                              28,035             554
       .............................................................................................
       Telecomunicacoes de Minas Gerais                                  6,771,000           1,078
       .............................................................................................
       Telecomunicacoes do Parana                                          632,000             434
       .............................................................................................
       Telecomunicacoes do Rio de Janeiro                                7,084,000           1,179
       .............................................................................................
                                                                                             6,384
                                                                                      ..............
       Total Brazil (Cost $6,880)                                                            8,156
                                                                                      ..............

       CHILE  0.3%

       Common Stocks  0.3%

       Chilquinta ADR (USD)                                                 13,710             213
       .............................................................................................
       Santa Isabel ADR (USD)                                               13,616             332
       .............................................................................................
       Sociedad Quimica Minera de Chile (Class B) ADR (USD)                  5,976             354
       .............................................................................................
       Total Chile (Cost $908)                                                                 899
                                                                                      ..............

       CHINA  1.0%

       Common Stocks  0.8%

       China Pharmaceutical (HKD)                                          654,000             127
       .............................................................................................
       Guangshen Railway (HKD)                                             776,000             371
       .............................................................................................
       Maanshan Iron & Steel (HKD)                                       2,668,000             585
       .............................................................................................
       Nanjing Telecom (HKD)                                               160,000              50
       .............................................................................................
       Shanghai Diesel Engine (Class B) (USD) *                            730,600             356
       .............................................................................................

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--------------------------------------------------------------------------------

                                                               Shares/Par           Value
-------------------------------------------------------------------------------------------
                                                                             In thousands

       Shanghai New Asia (Class B) (USD)                          646,000    $        379
       ....................................................................................
       Shenzhen Expressway (Class H) (HKD) *                    1,996,000             657
       ....................................................................................
                                                                                    2,525
                                                                             ..............
       Convertible Bonds  0.2%

       Qingling Motors, 3.50%, 1/22/02                 USD        529,000             519
       ....................................................................................
                                                                                      519
                                                                             ..............
       Total China (Cost $2,828)                                                    3,044
                                                                             ..............

       CZECH REPUBLIC  0.2%

       Common Stocks  0.2%

       IPS Praha *                                                 69,267             526
       ....................................................................................
       Total Czech Republic (Cost $453)                                               526
                                                                             ..............

       DENMARK  1.1%

       Common Stocks  1.1%

       Bang & Olufsen (Class B)                                    25,170           1,451
       ....................................................................................
       ISS International (Class B) *                               35,020           1,036
       ....................................................................................
       Oticon Holdings *                                            4,860             789
       ....................................................................................
       Total Denmark (Cost $2,708)                                                  3,276
                                                                             ..............

       FINLAND  1.0%

       Common Stocks  1.0%

       Cultor                                                      32,336           1,791
       ....................................................................................
       Huhtamaki                                                   18,360             801
       ....................................................................................
       Konecranes International                                    11,000             423
       ....................................................................................
       Total Finland (Cost $2,537)                                                  3,015
                                                                             ..............

       FRANCE  4.2%

       Common Stocks  4.2%

       Altran Technologies                                          5,502           1,914
       ....................................................................................
       BIC                                                         10,669           1,691
       ....................................................................................
       But                                                         14,130             750
       ....................................................................................
       CET                                                         13,720           1,175
       ....................................................................................
       Castorama Dubois                                             8,204           1,213
       ....................................................................................
       Cipe France                                                 13,550           1,904
       ....................................................................................
       Guilbert                                                    10,086           1,573
       ....................................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands

       Rexel                                                                 3,100    $        826
       .............................................................................................
       Spir Communication                                                    5,920             515
       .............................................................................................
       Television Francaise                                                 10,540           1,017
       .............................................................................................
       Total France (Cost $10,135)                                                          12,578
                                                                                      ..............

       GERMANY  3.1%

       Common Stocks  1.5%
       Altana                                                                1,830           1,416
       .............................................................................................
       Buderus                                                               1,580             741
       .............................................................................................
       Eurobike                                                             55,070           1,462
       .............................................................................................
       Sixt                                                                  1,012             681
       .............................................................................................
       VBH Holdings                                                         17,500             273
       .............................................................................................
                                                                                             4,573
                                                                                      ..............

       Preferred Stocks  1.6%
       Berentzen Gruppe                                                     23,350             661
       .............................................................................................
       Marschollek Lautenshaeger                                             7,320           1,479
       .............................................................................................
       Rhon Klinikum                                                        14,580           1,768
       .............................................................................................
       Signalbau Huber                                                       3,280             398
       .............................................................................................
       Sixt                                                                    508             323
       .............................................................................................
       Sixt, Cv. Equity Certificates, 10.00%, 5/17/00 (Each certificate        125              87
           is convertible into nonvoting preferred shares)
       .............................................................................................
                                                                                             4,716
                                                                                      ..............
       Total Germany (Cost $6,226)                                                           9,289
                                                                                      ..............

       GUATEMALA  0.2%

       Common Stocks  0.2%
       Basic Petroleum (USD)                                                15,229             478
       .............................................................................................
       Total Guatemala (Cost $171)                                                             478
                                                                                      ..............

       HONG KONG  5.2%

       Common Stocks and Warrants  5.2%
       Amway Asia Pacific (USD)                                             23,000             966
       .............................................................................................
       Chaifa Holdings                                                   1,078,612             168
       .............................................................................................
       China Everbright*                                                   102,000             102
       .............................................................................................
       Continental Mariner Investment*                                   1,131,000             672
       .............................................................................................
       DC Finance Holdings                                               4,746,000           1,011
       .............................................................................................
       Dah Sing Financial                                                  256,800           1,067
       .............................................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands

       Esprit Asia                                                       1,868,000      $      856
       .............................................................................................
       Fairyoung Holdings *                                                620,000             262
       .............................................................................................
       Founder Hong Kong *                                               1,278,000             817
       .............................................................................................
       HKR International, Warrants, 6/23/00 *                              725,200             487
       .............................................................................................
       Hon Kwok Land Investment                                          1,116,000             375
       .............................................................................................
       JCG Holdings                                                      1,370,000           1,096
       .............................................................................................
       Lai Sun Development                                               1,344,800           1,640
       .............................................................................................
       Lai Sun Development, Warrants, 3/23/99 *                            360,900              38
       .............................................................................................
       Lai Sun Hotels International, Warrants, 4/30/99 *                   269,906              26
       .............................................................................................
       Moulin International, Warrants, 11/14/97 *                        1,330,000             609
       .............................................................................................
       National Mutual Asia                                                913,000             943
       .............................................................................................
       Oriental Press Group                                                102,000              38
       .............................................................................................
       QPL International *                                               1,394,000             990
       .............................................................................................
       Sinocan Holdings                                                    640,000             254
       .............................................................................................
       Smartone Telecommunications *                                       192,000             367
       .............................................................................................
       South China Morning Post                                            591,000             507
       .............................................................................................
       Union Bank of Hong Kong                                             474,800             690
       .............................................................................................
       Vtech Holdings                                                      352,600             592
       .............................................................................................
       Wing Hang Bank                                                      102,000             373
       .............................................................................................
       YGM Trading                                                         470,000             485
       .............................................................................................
       Total Hong Kong (Cost $13,510)                                                       15,431
                                                                                        ............

       HUNGARY  1.1%

       Common Stocks  1.1%

       Graboplast Textile                                                   35,020           1,606
       .............................................................................................
       Richter Gedeon                                                       23,550           1,780
       .............................................................................................
       Total Hungary (Cost $1,412)                                                           3,386
                                                                                        ............

       INDIA  2.5%

       Common Stocks  2.5%

       Gujarat Ambuja Cement GDR (USD)                                     116,920           1,184
       .............................................................................................
       Hindalco GDR (USD)                                                   21,700             705
       .............................................................................................
       Hindustan Lever                                                      19,000             585
       .............................................................................................
       Hindustan Petroleum                                                  39,000             455
       .............................................................................................
       Housing Development Finance                                           6,000             536
       .............................................................................................
       ITC GDR (USD) *                                                      45,000             630
       .............................................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands

       Indian Hotels GDR (USD) *                                            11,000         $   261
       .............................................................................................
       Industrial Credit & Investment Corporation of India                 232,200             378
       .............................................................................................
       Mahanagar Telephone                                                 153,000           1,270
       .............................................................................................
       Reliance Industries GDS (USD) *                                      12,000             240
       .............................................................................................
       State Bank of India                                                  45,000             405
       .............................................................................................
       Tata Engineering & Locomotive GDR (USD)                              38,000             480
       .............................................................................................
       Tata Engineering & Locomotive GDS, New (USD) *                       17,300             218
       .............................................................................................
       Total India (Cost $6,258)                                                             7,347
                                                                                           .........

       INDONESIA  0.7%

       Common Stocks, Rights, and Warrants  0.7%

       Bank International Indonesia *                                      227,858             164
       .............................................................................................
       Bank International Indonesia, Warrants, 1/17/00 *                    45,498              15
       .............................................................................................
       Indofoods Sukses Makmur *                                            69,700             144
       .............................................................................................
       Indofoods Sukses Makmur, Rights, 6/4/97 *                            22,340              13
       .............................................................................................
       Indorama Synthetic *                                                 54,760              41
       .............................................................................................
       Indosat                                                              45,000             124
       .............................................................................................
       Indosat (Class B) ADR (USD)                                          14,000             385
       .............................................................................................
       Telekom Indonesia (Class B)                                         327,000             474
       .............................................................................................
       Telekom Indonesia (Class B) ADS (USD)                                24,800             707
       .............................................................................................
       Total Indonesia (Cost $1,929)                                                         2,067
                                                                                           .........


       IRELAND  0.6%

       Common Stocks  0.6%

       Kingspan Group                                                      156,010           1,651
       .............................................................................................
       Total Ireland (Cost $485)                                                             1,651
                                                                                           .........


       ISRAEL  1.7%

       Common Stocks  1.7%

       Blue Square *                                                       240,970           2,415
       .............................................................................................
       Elco Holdings                                                        85,360             570
       .............................................................................................
       Elite Industries                                                     35,024             895
       .............................................................................................
       Teva Pharmaceutical ADR (USD)                                        22,220           1,128
       .............................................................................................
       Total Israel (Cost $3,654)                                                            5,008
                                                                                           .........

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
-------------------------------------------------------------------------------


                                                       Shares/Par           Value
-----------------------------------------------------------------------------------
                                                                     In thousands
       ITALY  2.2%

       Common Stocks  2.2%

       Fila Holdings ADS (USD)*                           22,246      $      962
       ............................................................................
       Gewiss                                            103,902           1,396
       ............................................................................
       Gucci Group (USD)                                  22,622           1,569
       ............................................................................
       Industria Macchine Automatiche                    184,000             779
       ............................................................................
       La Doria                                          262,264             696
       ............................................................................
       Safilo                                             62,542           1,189
       ............................................................................
       Total Italy (Cost $7,229)                                           6,591
                                                                      .............

       JAPAN  12.7%

       Common Stocks  12.7%

       Aim Services                                        9,000             110
       ............................................................................
       Amway Japan                                        14,300             436
       ............................................................................
       Apollo Electronics                                 63,000             645
       ............................................................................
       Asatsu                                             10,200             289
       ............................................................................
       Cesar                                              52,000             193
       ............................................................................
       Chofu Seisakusho                                   34,600             545
       ............................................................................
       Circle K Japan                                     22,440           1,031
       ............................................................................
       Daibiru                                            49,000             540
       ............................................................................
       Disco                                              20,000             438
       ............................................................................
       FCC                                                42,550           1,167
       ............................................................................
       Fanuc                                               6,000             205
       ............................................................................
       Fuji Machine                                       48,000           1,354
       ............................................................................
       Fujimi                                              5,610             296
       ............................................................................
       Fuso Lexel                                         35,000             248
       ............................................................................
       Glory                                              11,000             199
       ............................................................................
       Hamada Printing Press                              93,000             439
       ............................................................................
       Higashi Nihon House                                23,500             231
       ............................................................................
       Hirose Electric                                    23,900           1,307
       ............................................................................
       Homac                                              28,400             322
       ............................................................................
       Horiba                                             50,000             469
       ............................................................................
       Idec Izumi                                         27,000             198
       ............................................................................
       Japan Airport Terminal                             51,000             522
       ............................................................................
       Japan Living Service                               54,000             277
       ............................................................................
       Juel Verite Ohkubo                                 55,000             314
       ............................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
-------------------------------------------------------------------------------


                                                    Shares/Par           Value
--------------------------------------------------------------------------------
                                                                  In thousands

       Juken Sangyo                                     69,000       $     386
       .........................................................................
       Juntendo                                         56,000             291
       .........................................................................
       KOA                                              67,000             744
       .........................................................................
       KTK Telecommunications Engineering               91,000             660
       .........................................................................
       Kanamoto                                         65,000             452
       .........................................................................
       Kansai Sekiwa Real Estate                        38,000             277
       .........................................................................
       Karakami Kankoh                                  14,000             223
       .........................................................................
       Kawasumi Laboratories                            27,000             308
       .........................................................................
       Keyence                                          13,870           1,694
       .........................................................................
       Kirin Beverage                                   49,000             668
       .........................................................................
       Lasertec                                         13,000             388
       .........................................................................
       Mabuchi Motor                                    21,200           1,074
       .........................................................................
       Marukyo                                          33,000             330
       .........................................................................
       Maruzen                                          44,000             255
       .........................................................................
       Masaru                                           23,000             132
       .........................................................................
       Matsumotokiyoshi                                  6,200             193
       .........................................................................
       Meitec                                           11,000             220
       .........................................................................
       Meitetsu Transport                               90,000             316
       .........................................................................
       Mos Food Services                                32,300             438
       .........................................................................
       Nichicon                                         90,000             986
       .........................................................................
       Nichiei                                          19,400           1,559
       .........................................................................
       Nidec                                            13,970             596
       .........................................................................
       Nippon Denwa Shisetsu                            91,350             684
       .........................................................................
       Nippon Kagaku Yakin                              18,000              81
       .........................................................................
       Nippon Konpo Unyu Soko                           34,000             200
       .........................................................................
       Nishio Rent All                                  30,000             340
       .........................................................................
       Nitta                                            47,000             533
       .........................................................................
       Noritsu Koki                                     32,600           1,389
       .........................................................................
       Paltac                                           33,000             205
       .........................................................................
       Paris Miki                                       10,600             313
       .........................................................................
       Promise                                          20,500             848
       .........................................................................
       Rinnai                                           21,800             395
       .........................................................................
       Rohto Pharmaceutical*                           107,000           1,020
       .........................................................................
       Royal Limited                                    33,880             491
       .........................................................................
       Sansei Yusoki                                    28,000             194
       .........................................................................
       Santen Pharmaceutical                            69,700           1,241
       .........................................................................
       Seiko                                            30,000             411
       .........................................................................

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                             Shares/Par           Value
------------------------------------------------------------------------------------------
                                                                           In thousands

       Shinkawa                                                  31,000       $     618
       ...................................................................................
       Sintokogio                                                49,000             313
       ...................................................................................
       Sodick*                                                   58,000             512
       ...................................................................................
       Sogo Denki                                                 3,000               7
       ...................................................................................
       Sokkia                                                    37,000             202
       ...................................................................................
       Tachihi Enterprise                                         9,000             218
       ...................................................................................
       Techno Ryowa                                              21,000             223
       ...................................................................................
       Toa Medical Electronics                                   39,000             575
       ...................................................................................
       Toc                                                      104,000             975
       ...................................................................................
       Tokyo Tanabe                                             118,000             781
       ...................................................................................
       Tsuchiya Home                                             29,000             254
       ...................................................................................
       Ushio                                                     35,000             411
       ...................................................................................
       Xebio                                                     10,500             246
       ...................................................................................
       Zuiko                                                     27,000             308
       ...................................................................................
       Total Japan (Cost $48,580)                                                37,953
                                                                              ............

       MALAYSIA  4.2%

       Common Stocks  4.1%

       Berjaya Group                                            753,000             888
       ...................................................................................
       Guinness Anchor Bond                                     365,000             807
       ...................................................................................
       Hong Leong Credit                                         73,000             378
       ...................................................................................
       Hume Industries                                           68,000             363
       ...................................................................................
       IJM                                                      194,000             425
       ...................................................................................
       Intiplus                                                 903,000           1,367
       ...................................................................................
       MNI Holdings                                             181,000             865
       ...................................................................................
       MTD Capital*                                             392,665           1,407
       ...................................................................................
       Malaysian Assurance Alliance                             246,125           1,323
       ...................................................................................
       Phileo Allied                                            279,000             555
       ...................................................................................
       Phileo Land*                                             498,000           1,339
       ...................................................................................
       RJ Reynolds                                              350,000             711
       ...................................................................................
       Time Engineering                                       1,067,000           1,955
       ...................................................................................
                                                                                 12,383
                                                                              ............
       Preferred Stocks  0.1%

       Phileo Land, Cv. Loan Stock, 2.00%, 10/15/01             394,000             320
       ...................................................................................
                                                                                    320
                                                                              ............
       Total Malaysia (Cost $10,789)                                             12,703
                                                                              ............

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
-------------------------------------------------------------------------------


                                                                         Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                       In thousands

       MEXICO  1.3%

       Common Stocks  1.3%
       Apasco                                                               51,108     $       302
       ..............................................................................................
       Banco Quadrum ADR (USD) *                                            54,210             190
       ..............................................................................................
       Control Commercial Mexicana, Units (Each unit consists of 3
           Class B shares and 1 Class C share) *                           336,590             255
       ..............................................................................................
       Corporacion Geo *                                                    86,000             399
       ..............................................................................................
       Gruma (Class B) *                                                    48,000             226
       ..............................................................................................
       Grupo Elektra                                                        93,252             872
       ..............................................................................................
       Grupo Financiero Inbursa (Class B)                                  110,000             377
       ..............................................................................................
       Grupo Industrial Maseca (Class B) *                                 551,313             538
       ..............................................................................................
       Interamericas Communications (USD)                                   25,000              61
       ..............................................................................................
       Jugos de Valle (Class B) *                                          237,010             366
       ..............................................................................................
       Seguros Comercial Americana (Class B)                                40,300             122
       ..............................................................................................
       Sigma Alimentos (Class B)                                            27,700             297
       ..............................................................................................
       Total Mexico (Cost $3,934)                                                            4,005
                                                                                       ..............

       NETHERLANDS  3.7%

       Common Stocks  3.7%
       Aalberts Industries                                                  55,820           1,281
       ..............................................................................................
       Ahrend Groep                                                         42,782           2,591
       ..............................................................................................
       Atag                                                                 18,100             913
       ..............................................................................................
       Content Beheer                                                       25,050             905
       ..............................................................................................
       Getronics                                                            42,076           1,274
       ..............................................................................................
       Otra                                                                110,390           1,756
       ..............................................................................................
       Randstad Holdings *                                                  25,100           2,255
       ..............................................................................................
       Total Netherlands (Cost $7,900)                                                      10,975
                                                                                       ..............


       NEW ZEALAND  1.5%

       Common Stocks  1.2%
       Corporate Investments *                                           2,159,000           1,063
       ..............................................................................................
       Independent Newspapers                                              141,000             684
       ..............................................................................................
       Sky City                                                            251,000           1,127
       ..............................................................................................
       Warehouse Group                                                     253,000             633
       ..............................................................................................
                                                                                             3,507
                                                                                       ..............


T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
-------------------------------------------------------------------------------


                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands

       Preferred Stocks  0.3%
       St. Lukes Group, Cv. Loan Stock, 8.70%, 4/1/99                      906,000       $     911
       ..............................................................................................
                                                                                               911
                                                                                         ............
       Total New Zealand (Cost $4,224)                                                       4,418
                                                                                         ............


       NORWAY  1.8%

       Common Stocks  1.8%
       Merkantildata                                                       107,970           1,971
       ..............................................................................................
       Schibsted                                                            53,510             924
       ..............................................................................................
       Tomra Systems                                                       129,930           2,518
       ..............................................................................................
       Total Norway (Cost $1,946)                                                            5,413
                                                                                         ............


       PERU  0.3%

       Common Stocks  0.3%
       Cementos Lima                                                        13,915             253
       ..............................................................................................
       Credicorp (USD)                                                      23,880             501
       ..............................................................................................
       Minsur (Class T)                                                     46,303             191
       ..............................................................................................
       Total Peru (Cost $752)                                                                  945
                                                                                         ............


       PHILIPPINES  1.9%

       Common Stocks  1.7%
       Ayala Land (Class B)                                                331,875             239
       ..............................................................................................
       Bank of the Philippine Islands                                      106,000             571
       ..............................................................................................
       First Philippine Holdings (Class B)                                  71,542             125
       ..............................................................................................
       La Tondena Distillers                                               255,000             585
       ..............................................................................................
       Philippine Long Distance Telephone                                   13,000             742
       ..............................................................................................
       Philippine Long Distance Telephone ADS (USD)                         16,000             892
       ..............................................................................................
       Philippine National Bank *                                           39,875             262
       ..............................................................................................
       San Miguel (Class B)                                                269,000             775
       ..............................................................................................
       Southeast Asia Cement *                                           7,360,560             340
       ..............................................................................................
       Universal Robina                                                  1,506,000             554
       ..............................................................................................
       William Gothong & Aboitiz *                                       1,305,500             118
       ..............................................................................................
                                                                                             5,203
                                                                                         ............
       Convertible Bonds  0.2%
       Benpres Holdings, 4.20%, 11/26/49                        USD        253,300             532
       ..............................................................................................
                                                                                               532
                                                                                         ............
       Total Philippines (Cost $7,094)                                                       5,735
                                                                                         ............

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                         Shares/Par           Value
-------------------------------------------------------------------------------------
                                                                       In thousands
       POLAND  1.2%

       Common Stocks  1.2%

       Bank Rozwoju Eksportu *                               36,190      $      864
       ..............................................................................
       Bank Slaski                                           12,520           1,063
       ..............................................................................
       Gorazdze                                              43,199           1,448
       ..............................................................................
       International UNP Holdings (CAD) *                 1,679,372             198
       ..............................................................................
       Total Poland (Cost $4,069)                                             3,573
                                                                         ............

       PORTUGAL  0.4%

       Common Stocks  0.3%

       Sempa                                                 45,470             973
       ..............................................................................
                                                                                973
                                                                         ............
       Preferred Stocks  0.1%

       Lusomundo                                             41,610             309
       ..............................................................................
                                                                                309
                                                                         ............
       Total Portugal (Cost $806)                                             1,282
                                                                         ............

       RUSSIA  1.2%

       Common Stocks  1.2%

       Lukoil ADR (USD)                                      34,000           1,904
       ..............................................................................
       PLD Telekom (USD) *                                  107,714             572
       ..............................................................................
       Petersburg Long Distance (CAD) *                      35,000             187
       ..............................................................................
       Rao Gazprom ADS (USD) *                               42,500             663
       ..............................................................................
       Star Mining (AUD)                                  2,750,000             107
       ..............................................................................
       Total Russia (Cost $3,254)                                             3,433
                                                                         ............

       SINGAPORE  1.0%

       Common Stocks and Warrants  1.0%

       Bukit Sembawang Estates                               19,000             391
       ..............................................................................
       Clipsal (USD)                                        210,000             823
       ..............................................................................
       MCL Land                                             215,000             327
       ..............................................................................
       Republic Hotels & Resorts                            150,000             166
       ..............................................................................
       Republic Hotels & Resorts, Warrants, 7/12/00 *       147,000              71
       ..............................................................................
       Venture Manufacturing                                345,500             978
       ..............................................................................
       Wing Tai Holdings                                    135,000             349
       ..............................................................................
       Total Singapore (Cost $2,591)                                          3,105
                                                                         ............

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                         Shares/Par           Value
-------------------------------------------------------------------------------------
                                                                       In thousands
       SOUTH AFRICA  1.6%

       Common Stocks  1.6%

       Anglo America Industrial                               6,750       $     294
       ..............................................................................
       Barlow Limited                                       106,900           1,178
       ..............................................................................
       Iscor                                                243,200             168
       ..............................................................................
       Murray & Roberts Holdings                             66,000             206
       ..............................................................................
       Rembrandt Group                                      123,800           1,303
       ..............................................................................
       Sasol                                                 53,800             690
       ..............................................................................
       South African Breweries ADR (USD)                     29,400             856
       ..............................................................................
       Speciality Stores (Class N)                           96,000              66
       ..............................................................................
       Total South Africa (Cost $4,094)                                       4,761
                                                                         ............

       SOUTH KOREA  0.2%

       Common Stocks  0.2%

       LG Information & Communications                        5,369             530
       ..............................................................................
       Total South Korea (Cost $385)                                            530
                                                                         ............

       SPAIN  2.1%

       Common Stocks  2.1%

       Azkoyen                                               22,060           3,304
       ..............................................................................
       Prosegur Seguridad                                   286,880           3,110
       ..............................................................................
       Total Spain (Cost $2,999)                                              6,414
                                                                         ............

       SWEDEN  2.9%

       Common Stocks and Warrants  2.9%

       Assa-Abloy (Class B)                                  93,087           1,822
       ..............................................................................
       BPA (Class A) *                                      418,920           1,095
       ..............................................................................
       BPA (Class B), Warrants, 12/15/00 *                  164,400             178
       ..............................................................................
       Finnveden (Class B)                                   78,637           1,393
       ..............................................................................
       Hoganas (Class B)                                     21,950             658
       ..............................................................................
       Mandator (Class B) *                                  54,130             662
       ..............................................................................
       Medical Invest Svenska (Class B) *                    32,730           1,064
       ..............................................................................
       Securitas (Class B)                                   77,280           1,862
       ..............................................................................
       Total Sweden (Cost $6,271)                                             8,734
                                                                         ............

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                          Shares/Par           Value
-------------------------------------------------------------------------------------
                                                                        In thousands
       SWITZERLAND  3.6%

       Common Stocks  3.6%
       Belimo Automation *                                     4,750     $     1,102
       ..............................................................................
       Bucher Holding                                            820             759
       ..............................................................................
       Disetronic Holdings *                                     743           1,630
       ..............................................................................
       Generale d'Affichage                                    4,160           1,496
       ..............................................................................
       Gurit Heberlien                                           420           1,076
       ..............................................................................
       Liechtenstein Global Trust                              2,015           1,107
       ..............................................................................
       SMH Neuenburg                                           2,512           1,423
       ..............................................................................
       Swisslog *                                              6,126           2,257
       ..............................................................................
       Total Switzerland (Cost $9,794)                                        10,850
                                                                         ............

       TAIWAN  3.0%

       Common Stocks  3.0%
       Bank Sino Pacific *                                 1,071,520           1,065
       ..............................................................................
       Chayang Sheng Dyei *                                  325,000             465
       ..............................................................................
       China Steel                                           358,000             383
       ..............................................................................
       Compeq Manufacturing                                  122,000             869
       ..............................................................................
       Delpha Construction *                                 327,000             499
       ..............................................................................
       Hung Poo Construction *                               204,000             550
       ..............................................................................
       Lite-On Technology                                    217,000             651
       ..............................................................................
       Macronix International *                              218,000             426
       ..............................................................................
       Taishin International Bank *                          947,860           1,028
       ..............................................................................
       Tong Lung Metal *                                     307,000             524
       ..............................................................................
       United World Chinese *                                239,750             615
       ..............................................................................
       Yageo *                                               365,200           1,287
       ..............................................................................
       Yieh Phui Enterprise *                                369,000             539
       ..............................................................................
       Total Taiwan (Cost $7,471)                                              8,901
                                                                         ............

       THAILAND  0.2%

       Common Stocks  0.2%
       PTT Exploration & Production *                         56,000             716
       ..............................................................................
       Total Thailand (Cost $700)                                                716
                                                                         ............


T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                        Shares/Par           Value
-------------------------------------------------------------------------------------
                                                                      In thousands
       UNITED KINGDOM  16.2%

       Common Stocks  15.9%
       Ashtead Group                                       627,998       $   2,830
       ..............................................................................
       BBA Group                                           271,037           1,472
       ..............................................................................
       Bodycote International                               67,043             793
       ..............................................................................
       Britton Group *                                     391,256             647
       ..............................................................................
       CRT Group *                                         637,422           2,376
       ..............................................................................
       Carpetright                                         148,000           1,135
       ..............................................................................
       Chamberlain Phipps *                                134,000              ..
       ..............................................................................
       Cordiant *                                          331,000             692
       ..............................................................................
       Corporate Services Group                          1,036,250           3,124
       ..............................................................................
       Devro International                                 411,500           2,087
       ..............................................................................
       Druck Holdings                                      202,900             855
       ..............................................................................
       First Technology                                    151,500           1,692
       ..............................................................................
       Freepages Group *                                 1,456,412             944
       ..............................................................................
       Greggs                                               66,000           1,840
       ..............................................................................
       HTV Group                                           348,000           1,737
       ..............................................................................
       Harvey Nichols Group                                225,000           1,130
       ..............................................................................
       Henderson                                            39,500             823
       ..............................................................................
       Hozelock Group                                      166,679           1,175
       ..............................................................................
       JBA Holdings                                        320,500           4,233
       ..............................................................................
       Knox D'Arcy Trust *                               1,139,889             619
       ..............................................................................
       Mayflower                                         1,065,000           2,572
       ..............................................................................
       N Brown Group                                        98,340             658
       ..............................................................................
       Pentos *                                            733,333              ..
       ..............................................................................
       Peter Black Holdings                                127,000             737
       ..............................................................................
       Pizza Express                                       163,000           1,825
       ..............................................................................
       Powerscreen International                           229,000           2,257
       ..............................................................................
       Rage Software *                                   2,425,000             305
       ..............................................................................
       Regal Hotel Group                                 1,487,422           1,350
       ..............................................................................
       Sage Group                                          196,000           2,046
       ..............................................................................
       Select Appointment                                  235,290           1,380
       ..............................................................................
       Serco Group                                         209,000           2,270
       ..............................................................................
       Stoves                                              117,000             531
       ..............................................................................
       WPP Group                                           412,000           1,676
       ..............................................................................
                                                                            47,811
                                                                         ............

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       Preferred Stocks  0.3%

       Knox D'Arcy Trust, Cv. Loan Stock, Zero Coupon, 9/30/07 *           638,889      $      352
       .............................................................................................
       Regal Hotel Group, Cv. Loan Stock, 8.00%, 6/30/01                   264,505             527
       .............................................................................................
                                                                                               879
                                                                                        ............
       Total United Kingdom (Cost $31,167)                                                  48,690
                                                                                        ............

       VENEZUELA  0.3%

       Common Stocks  0.3%

       Compania Anonima Nacional Telefonos de
           Venezuela (Class D) ADR (USD)*                                   15,216             456
       .............................................................................................
       Mavesa ADS (USD)                                                     72,099             496
       .............................................................................................
       Total Venezuela (Cost $672)                                                             952
                                                                                        ............

       VIETNAM  0.3%

       Common Stocks  0.3%

       Lazard Vietnam Fund Limited (USD)*                                  106,600             959
       .............................................................................................
       Total Vietnam (Cost $1,098)                                                             959
                                                                                        ............

       SHORT-TERM INVESTMENTS  5.7%

       Commercial Paper  4.0%

       Falcon Asset Securitization, 4(2), 5.55%, 6/3/97                 $5,000,000           4,975
       .............................................................................................
       Investments in Commercial Paper through a Joint Account,
                5.60%, 5/1/97                                            7,243,030           7,243
       .............................................................................................
                                                                                            12,218
                                                                                        ............
       Other  1.7%

       United States National Bank Oregon, CD, 5.53%, 5/19/97            5,000,000           5,000
       .............................................................................................
                                                                                             5,000
                                                                                        ............
       Total Short-Term Investments (Cost $17,218)                                          17,218
                                                                                        ............

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------



                                                                                       Value
----------------------------------------------------------------------------------------------
                                                                                In thousands
 Total Investments in Securities
 98.5% of Net Assets (Cost $254,874)                                           $     295,227

 Other Assets Less Liabilities                                                         4,584
                                                                               ...............

 NET ASSETS                                                                    $     299,811
                                                                               ---------------
 Net Assets Consist of:

 Accumulated net investment income - net of distributions                      $        (118)

 Accumulated net realized gain/loss - net of distributions                           (21,557)

 Net unrealized gain (loss)                                                           40,292
 Paid-in-capital applicable to 18,349,351 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of
 the Corporation authorized                                                          281,194
                                                                               ...............

 NET ASSETS                                                                    $     299,811
                                                                               ---------------

 NET ASSET VALUE PER SHARE                                                     $       16.34
                                                                               ---------------








     *  Non-income producing
  4(2)  Commercial paper sold within terms of a
        private placement memorandum, exempt
        from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

        AUD  Australian dollar
        CAD  Canadian dollar
         CD  Certificate of Deposit
        HKD  Hong Kong dollar
        USD  U.S. dollar


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited

-------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
  In thousands


                                                                    6 Months
                                                                       Ended
                                                                     4/30/97
           Investment Income
           Income
             Dividend (net of foreign taxes of $214)                 $ 1,870
             Interest                                                    405
                                                                     .........
             Total income                                              2,275
                                                                     .........
           Expenses
             Investment management                                     1,701
             Shareholder servicing                                       348
             Custody and accounting                                      121
             Prospectus and shareholder reports                           21
             Registration                                                 11
             Legal and audit                                               4
             Directors                                                     4
                                                                     .........
             Total expenses                                            2,210
                                                                     .........
           Net investment income                                          65
                                                                     .........

           Realized and Unrealized Gain (Loss)
           Net realized gain (loss)
             Securities                                               (2,594)
             Foreign currency transactions                              (304)
                                                                     .........
             Net realized gain (loss)                                 (2,898)
                                                                     .........

           Change in net unrealized gain or loss
             Securities                                               13,121
             Other assets and liabilities
             denominated in foreign currencies                            (1)
                                                                     .........
             Change in net unrealized gain or loss                    13,120
                                                                     .........
           Net realized and unrealized gain (loss)                    10,222
                                                                     .........
           INCREASE (DECREASE) IN NET
           ASSETS FROM OPERATIONS                                    $10,287
                                                                     .........


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
-------------------------------------------------------------------------------
Unaudited

------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
  In thousands



                                                                  6 Months            Year
                                                                     Ended           Ended
                                                                   4/30/97        10/31/96
      Increase (Decrease) in Net Assets
        Operations
          Net investment income                                   $     65        $  1,305
          Net realized gain (loss)                                  (2,898)         (8,158)
          Change in net unrealized gain or loss                     13,120          40,947
                                                                  ..........................
          Increase (decrease) in net assets from operations         10,287          34,094
                                                                  ..........................
        Distributions to shareholders
          Net investment income                                     (1,386)         (2,150)
          Net realized gain                                         (1,189)           (429)
                                                                  ..........................

          Decrease in net assets from distributions                 (2,575)         (2,579)
                                                                  ..........................

        Capital share transactions *
          Shares sold                                               16,530          63,094
          Distributions reinvested                                   2,389           2,296
          Shares redeemed                                          (52,507)        (96,750)
          Redemption fees received                                      48             110
                                                                  ..........................

          Increase (decrease) in net assets from capital
          share transactions                                       (33,540)        (31,250)
                                                                  ..........................

        Net Assets
        Increase (decrease) during period                          (25,828)            265
        Beginning of period                                        325,639         325,374
                                                                  ..........................
        End of period                                             $299,811        $325,639
                                                                  ..........................

      * Share information
          Shares sold                                                1,009           4,036
          Distributions reinvested                                     149             161
          Shares redeemed                                           (3,200)         (6,350)
                                                                  ..........................
          Increase (decrease) in shares outstanding                 (2,042)         (2,153)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1997

-------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Discovery Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1988.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 1997, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At April 30, 1997, the value of securities on loan was $13,793,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $96,952,000 and $133,167,000, respectively, for the six months ended April 30, 1997.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $17,366,000, of which $8,323,000 expires in 2003 and $9,043,000 in 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $254,874,000, and net unrealized gain aggre-

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


     gated $40,353,000, of which $66,486,000 related to appreciated investments and $26,133,000 to depreciated investments.



NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $266,000 was payable at April 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $341,000 for the six months ended April 30, 1997, of which $80,000 was payable at period-end.

     During the six months ended April 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $25,380,000 with certain affiliates of the manager and paid commissions of $107,000 related thereto.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


       INVESTMENT SERVICES AND INFORMATION



           KNOWLEDGEABLE SERVICE REPRESENTATIVES

           By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

           In Person  Available in T. Rowe Price Investor Centers.


           ACCOUNT SERVICES

           Checking  Available on most fixed income funds ($500 minimum).

           Automatic Investing  From your bank account or paycheck.

           Automatic Withdrawal  Scheduled, automatic redemptions.

           Distribution Options Reinvest all, some, or none of your distributions.

           Automated 24-Hour Services  Including Tele*Access(R) and
           T. Rowe Price OnLine.


           DISCOUNT BROKERAGE*

           Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


           INVESTMENT INFORMATION

           Combined Statement  Overview of your T. Rowe Price accounts.

           Shareholder Reports Fund managers' reviews of their strategies and results.

           T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

           Performance Update Quarterly review of all T. Rowe Price fund results.

           Insights Educational reports on investment strategies and financial markets.

           Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

           *A division of T. Rowe Price Investment Services, Inc. Member
            NASD/SIPC.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price International Discovery Fund.

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T. Rowe Price Investment Services, Inc., Distributor.